Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Tripath Technology Inc. (the “Company”) on Form 10-KSB for the fiscal year ending September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey L. Garon, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 24, 2008	By:	/s/ Jeffrey L. Garon
Jeffrey L. Garon
Principal Executive Officer